                                                                    Exhibit 99.1
Form 3 - Joint Filer Information

Name:                                  K&H Fisch Family Partners, LLC

Address:                               30 Springdale Rd., Scarsdale NY 10583

Designated Filer:                      Harry Fisch

Issuer & Ticker Symbol:                Female Health Co. (FHCO)

Date of Event Requiring
            Statement:                 October 31, 2016

Signature: /s/ Kevin Gilbert, attorney-in-fact
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           Kevin Gilbert, attorney-in-fact